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                                                                   Exhibit 10.10

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


         This ASSIGNMENT AND ASSUMPTION AGREEMENT, is made as of the 10th day of January, 2000 between EMC CORPORATION ("EMC") AND ZAP.COM CORPORATION ("Zap.Com").

                                R E C I T A L S:

         A. Pursuant to a DoubleClick Adserver Network License Agreement dated December 23, 1999, between EMC, as licensee, and DoubleClick, as licensor (the "License Agreement"), a true and complete copy of which is attached hereto as "Exhibit A", EMC has agreed to license from DoubleClick, Inc., certain AdServer technology, as more particularly described therein, to use in connection with services to be provided to Zap.Com.

         B. Pursuant to a Software Maintenance and Support Agreement dated December 28, 1999, between EMC and DoubleClick (the "Support Agreement"), a true and complete copy of which is attached hereto as "Exhibit B", DoubleClick has agreed to provide certain support and upgrades for the software and product components licensed under the License Agreement, as more particularly described therein.

         C. EMC wishes to assign and transfer to Zap.Com all of EMC's right, title and interest in and to the License Agreement and the Support Agreement (collectively, the "DoubleClick Agreements") as set forth herein.

         D. The DoubleClick Agreements both expressly provide that this Assignment may be accomplished without DoubleClick's consent.

                               A G R E E M E N T :

         For and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. EMC hereby assigns and transfers to Zap.Com effective as of the date hereof all of EMC's right, title and interest in and to the DoubleClick Agreements. Assignee accepts the assignment of all of Assignor's right, title and interest in and to the DoubleClick Agreements.

         2. Assignor represents and warrants that (a) it is the Licensee in the License Agreement, being referred to therein as (b) the DoubleClick Agreements are in full force and effect as of the date hereof, (c) Assignor has full power and authority to execute and deliver this Assignment and has not previously assigned or transferred any interest whatsoever in either of the DoubleClick Agreements to anyone else.

         3. Assignee assumes all obligations and liability of EMC under the DoubleClick Agreements, provided, however, that EMC shall remain liable to DoubleClick for all of the
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obligations to pay license, support, maintenance or other fees of any kind under the DoubleClick Agreements. EMC agrees not to pay any fees due under the DoubleClick Agreements until Zap.Com authorizes EMC to do so in writing.

         4. This Agreement constitutes the entire agreement between the parties hereto and shall not be amended or modified and no waiver of any provision hereof shall be effective unless set forth in a written instrument authorized and executed with the same formality as this Agreement. This Agreement shall bind and adhere to the benefit of the parties hereto and their respective successors and assigns. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of all parties hereto appear on each counterpart hereof, and it shall be sufficient that the signature on behalf of each party hereto shall appear on one or more of such counterparts. All counterparts shall collectively constitute a single agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first set forth above.

ASSIGNOR:                              EMC CORPORATION


                                       By:
                                           ----------------------------------
                                       Name:    Chuck Lorwy
                                       Title:


ASSIGNEE:                              ZAP.COM CORPORATION

                                       By:
                                            ---------------------------------
                                       Name:    Gaetano Guglielmino
                                       Title:   Director, Marketing & Sales

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